CALAMOS INVESTMENT TRUST

Calamos Dividend Growth Fund

Supplement dated August 22, 2025 to the

CALAMOS® FAMILY OF FUNDS Summary Prospectus, Prospectus, and Statement of

Additional Information,

each dated February 28, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for Calamos Dividend Growth Fund (the “Target Fund”), the Prospectus and the Statement of Additional Information (the “SAI”) for Calamos Investment Trust (the “Trust”).

At an adjourned meeting of the shareholders of the Target Fund held on August 22, 2025, shareholders approved the reorganization (the “Reorganization”) of the Target Fund into Calamos Growth and Income Fund (the “Acquiring Fund”), each a series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund in complete liquidation and termination of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Target Fund. Following the Reorganization, the Target Fund’s shareholders will hold shares of the Acquiring Fund.

It is expected that the Reorganization will be completed on or about August 29, 2025.

Please retain this supplement for future reference